Exhibit 10.3
AMENDMENT NO. 2 TO
TERM LOAN AGREEMENT
This AMENDMENT NO. 2 TO TERM LOAN AGREEMENT, dated as of March 6, 2023 (this “Amendment No. 2”), is by and among KILROY REALTY, L.P., a limited partnership organized and existing under the laws of the State of Delaware (“Borrower”), JPMORGAN CHASE BANK, N.A., as agent for the Banks defined below (in such capacity, together with its successors in such capacity, “Administrative Agent”), JPMORGAN CHASE BANK, N.A., in its individual capacity and not as Administrative Agent, and the other lenders signatory hereto (said lenders signatory hereto, each a “Bank” and collectively, the “Banks”). Reference is made to that certain Term Loan Agreement, dated as of October 3, 2022 (as amended by that certain Amendment No. 1 to Term Loan Agreement dated as of January 27, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Banks referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Banks make certain amendments to the Credit Agreement to provide for New Term Loan Commitments and the Banks are willing to make such changes as set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment No. 2 Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:
1.1Term Loan Commitments. The aggregate Term Loan Commitments are increased by $20,000,000 to $520,000,000.
1.2Commitments. Schedule 1A to the Credit Agreement is hereby deleted in its entirety and Schedule 1A to this Amendment No. 2 is substituted in place thereof.
1.3Increase of Term Loan Commitment by Increasing Bank. BMO Harris Bank N.A., a national banking association, as successor in interest to Bank of the West (the “Increasing Bank”) hereby agrees to increase its Term Loan Commitment (the “Amendment No. 2 Incremental Commitments”) such that the Amendment No. 2 Incremental Commitments, the Amendment No. 1 Incremental Commitments and the Term Loan Commitments of the Increasing Bank (immediately after giving effect to this Amendment No. 2) shall be the amount set forth on Schedule 1A to this Amendment No. 2. On the Amendment No. 2 Effective Date, the Banks’ interests in the outstanding Term Loans shall be reallocated in accordance with each Bank’s Term Loan Commitments (after giving effect to this Amendment No. 2), and each Bank waives its rights to reimbursement pursuant to Section 2.13 of the Credit Agreement in connection with such reallocation.

1.4Amendments to Section 1.1. Section 1.1 of the Credit Agreement is amended by:
(a)inserting the following new definitions after the definition of “Amendment No. 1”:
“Amendment No. 2” means that certain Amendment No. 2 to Term Loan Agreement, dated as of March 6, 2023, by and among the Borrower, the Administrative Agent and the Lenders signatory thereto.
“Amendment No. 2 Effective Date” means March 6, 2023.
“Amendment No. 2 Incremental Commitments” has the meaning set forth in Amendment No. 1.
and

(b)restating the definition of “Term Loan Amount” in its entirety to read as follows:
“Term Loan Amount” means the sum of the Term Loan Commitments, which amount as of the Amendment No. 2 Effective Date is Five Hundred Twenty Million and 00/100 Dollars ($520,000,000) (as adjusted pursuant to Sections 2.11 and 9.17).
1.5Amendment to Section 2.1. Section 2.1 of the Credit Agreement is restated in its entirety to read as follows:
Section 2.1    Commitments to Lend. Each Term Loan Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Term Loans to the Borrower pursuant to this Section from time to time in up to four (4) Borrowings during the Term Loan Commitment Period as requested by the Borrower in accordance with Section 2.2 in an amount not to exceed its Term Loan Commitment; provided that (i) if the Borrower does not make Borrowings of Term Loans in an aggregate principal amount of at least fifty percent (50%) of the sum of the Amendment No. 1 Incremental Commitments plus the Amendment No. 2 Incremental Commitments as in effect on the Amendment No. 2 Effective Date on or prior to April 3, 2023 then the Amendment No. 1 Incremental Commitments and the Amendment No. 2 Incremental Commitments shall be reduced in accordance with Section 2.9, (ii) all Borrowings of Term Loans shall be made no later than the last day of the Term Loan Commitment Period, (iii) the aggregate principal amount of any such Borrowing of Term Loans shall not exceed the amount of the unused total Term Loan Commitments on the date of such Borrowing of Term Loans, and (iv) the principal amount of Term Loans made by any Term Loan Bank to the Borrower shall not exceed such Term Loan Bank’s Term Loan Commitment. The Term Loan Commitments of the Term Loan Banks to make the Term Loans (other than the New Term Loan Commitments, which shall be governed by Section 9.17) shall expire on the last day of the Term Loan Commitment Period (regardless of the failure of the Borrower to fully utilize the Term Loan Commitments) and the Term Loan Amount shall be reduced by the amount of such expired Term Loan Commitments. If the Term Loan Amount shall be increased in accordance with Section 9.17, each Term Loan Bank whose Term Loan Commitment shall have been increased in accordance therewith or who shall have become a Term Loan Bank hereunder, severally agrees, on the terms and conditions set forth in this Agreement, to make Term Loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Term Loans by such Term Loan Bank at any one time outstanding shall not exceed the amount of its Term Loan Commitment. The aggregate amount of Term Loans to be made hereunder shall not exceed the Term Loan Amount. Each Borrowing under this Section 2.1 shall be in an aggregate principal amount of at least (i) with respect to the Term Loan Commitments in effect on the Amendment No. 1 Effective Date, $20,000,000, and (ii) otherwise, $10,000,000, or an integral multiple of $500,000 in excess thereof and shall be made from the several Term Loan Banks ratably in proportion to their respective Term Loan Commitments. Any Term Loans that are repaid may not be reborrowed.
1.6Amendment to Section 2.9. Section 2.9 of the Credit Agreement is restated in its entirety to read as follows:
Section 2.9    Mandatory Termination or Reduction. On April 3, 2023, if the Borrower has not made Borrowings of the Term Loans in an aggregate principal amount of at least equal to fifty percent (50%) of the sum of the Amendment No. 1 Incremental Commitments plus the Amendment No. 2 Incremental Commitments as in effect on the Amendment No. 2 Effective Date, then the Amendment No. 1 Incremental Commitments and the Amendment No. 2 Incremental Commitments will be reduced, automatically and without further action by any party, to two times the Borrowing of Term Loans made during the period commencing on the Amendment No. 2 Effective Date and terminating on April 3, 2023, and the Amendment No. 1 Incremental Commitments and the Amendment No. 2 Incremental Commitments and Term Loan Amount shall be reduced by the amount of such reduction (for example, if the Borrower has made only $25,000,000 of additional Borrowings of Term Loans by April 3, 2023, then the available unused Amendment No. 1 Incremental Commitments and the Amendment No. 2 Incremental Commitments shall be permanently reduced from $120,000,000 to $50,000,000 on such date). If requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent those notices required by Section 2.11(d) that are necessary pursuant to Section 2.9 to reflect the reductions in the unused Amendment No. 1 Incremental Commitments and the Amendment No. 2 Incremental Commitments described in the preceding sentence.
1.7Request under Section 9.17(a) of Credit Agreement.
(c)The Administrative Agent and the Banks party hereto hereby waive the requirement under Section 9.17(a) of the Credit Agreement that the Borrower provide written notice to the Administrative Agent of its request for New Term Loan Commitments.

(d)This Amendment No. 2 is and shall be deemed to be for all purposes of the Credit Agreement the partial exercise by the Borrower of its rights under Section 9.17(a) of the Credit Agreement to request an increase of the Term Loan Commitments. From and after the Amendment No. 2 Effective Date, the Borrower shall be able to request additional Incremental Commitments of up to $130,000,000 pursuant to Section 9.17 of the Credit Agreement.
SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER
In order to induce the Banks and the Administrative Agent to enter into this Amendment No. 2, the Borrower represents and warrants to each Bank and the Administrative Agent that the following statements are true, correct and complete:
(i)    the Borrower is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect;
(ii)    the Borrower has the organizational power and authority to execute, deliver and carry out the terms and provisions of each of this Amendment No. 2, the Credit Agreement as amended by this Amendment No. 2 and any Notes issued pursuant to Section 3D below (the “New Notes”) and has taken all necessary action to authorize the execution and delivery on behalf of the Borrower and the performance by the Borrower of this Amendment No. 2, the Credit Agreement as amended by this Amendment No. 2 and the New Notes. The Borrower has duly executed and delivered this Amendment No. 2 and the New Notes, and each of this Amendment No. 2, the Credit Agreement as amended by this Amendment No. 2 and the New Notes constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law;
(iii)    neither the execution, delivery or performance by or on behalf of the Borrower of this Amendment No. 2 and the Credit Agreement as amended by this Amendment No. 2, nor compliance by the Borrower with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated by this Amendment No. 2 and the Credit Agreement as amended by this Amendment No. 2, (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Borrower except to the extent such contravention is not likely to have a Material Adverse Effect, or (b) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any material indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or of any partnership of which the Borrower is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject except to the extent such conflict or breach is not likely to have a Material Adverse Effect, or (c) will conflict with or result in a breach of any organizational document of any Subsidiary, the certificate of limited partnership, partnership agreement or other organizational document of Borrower, or the General Partner’s articles of incorporation or by-laws;
(iv)    the representations and warranties made or deemed made by the Borrower in any Loan Document are true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materiality”, “Material Adverse Effect” or a similar qualifier, in which case it is true and correct in all respects) on the Amendment No. 2 Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materiality”, “Material Adverse Effect” or a similar qualifier, in which case it shall be true and correct in all respects) on and as of such earlier date);
(v)    no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 2 that would constitute a Default or Event of Default; and
(vi)    there have been no changes to the organizational documents of the Borrower and the General Partner since October 3, 2022, other than amendments or amendments and restatements, as applicable, that have been delivered to the Administrative Agent prior to the Amendment No. 2 Effective Date.
SECTION 3. CONDITIONS TO EFFECTIVENESS
Except as set forth below, Section 1 of this Amendment No. 2 shall become effective only upon the satisfaction of the following conditions precedent (the “Amendment No. 2 Effective Date”):
A.The Borrower, the Administrative Agent, the Banks party hereto (comprising the Required Banks), and the Increasing Bank under the Credit Agreement shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent, and the General Partner shall have executed and delivered to the Administrative Agent the Reaffirmation of Guaranty attached to this Amendment No. 2 (which may include delivery of a signed signature page of this Amendment No. 2 by facsimile or other means of electronic transmission (e.g., “pdf”)).
B.The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of a single legal counsel for the Administrative Agent and the Banks for which the Borrower agrees it is responsible pursuant to Section 9.3 of the Credit Agreement), incurred in connection with this Amendment No. 2.

C.The Administrative Agent shall have received a secretary’s certificate of the General Partner and the Borrower certifying as to authorizing resolutions and incumbency of officers with respect to this Amendment No. 2 and the transactions contemplated hereby.

D.Execution and delivery to the Administrative Agent by the Borrower of amended and restated Notes in favor of the Increasing Bank if it requests such Notes, in each case reflecting the Increasing Bank’s Term Loan Commitment (as set forth on Schedule 1A hereto).
E.Delivery to the Administrative Agent by Latham & Watkins LLP, as counsel to the Borrower, of a customary opinion addressed to the Increasing Bank and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.
F.Payment by the Borrower of any agreed upon compensation to the Increasing Bank and the Administrative Agent in connection with this Amendment No. 2 and the Amendment No. 2 Incremental Commitments of the Increasing Bank.
G.The conditions set forth in Section 9.17(g) of the Credit Agreement shall have been satisfied and the Administrative Agent shall have received a certificate dated the Amendment No. 2 Effective Date and executed by the chief financial officer, controller, treasurer or vice president-corporate finance of the Borrower that such conditions have been satisfied and that as of the last day of the most recent calendar quarter for which financial statements have been delivered pursuant to Section 5.1, the Borrower would have been in compliance with the financial covenants set forth in Section 5.8 after giving pro forma effect to the New Term Loan Commitments and any Borrowings and the use of proceeds thereof.
H.Upon satisfaction of the foregoing conditions, the Administrative Agent shall deliver written notice to the Borrower and the Banks of the Amendment No. 2 Effective Date.
SECTION 4. MISCELLANEOUS
A.Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the effective date of this Amendment No. 2, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 2. This Amendment No. 2 shall be deemed to be a “Loan Document” under the Credit Agreement.
(ii)    Except as specifically amended by this Amendment No. 2, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any of the other Loan Documents.

B.Headings. Section and subsection headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose or be given any substantive effect.
C.Applicable Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW THAT WOULD CAUSE THE APPLICATION OF ANY LAW OTHER THAN THE STATE OF NEW YORK).
D.Counterparts; Effectiveness. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment No. 2 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and the Banks. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 2. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 2 and/or any document to be signed in connection with this Amendment No. 2 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
E.Jurisdictions; Immunities; Waiver of Jury Trial. The provisions of Section 9.9(b) and Section 9.12 of the Credit Agreement shall apply to this Amendment No. 2 and are hereby incorporated by reference.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWER:

KILROY REALTY, L.P., a Delaware limited
partnership

By:	Kilroy Realty Corporation, a Maryland
corporation, its general partner

By:	/s/ Eliott Trencher
Name:	Eliott Trencher
Title:	Executive Vice President, Chief Investment
Officer and Chief Financial Officer

By:	/s/ Taylor Friend
Name:	Taylor Friend
Title:	Senior Vice President, Finance and
Treasurer

ADMINISTRATIVE AGENT AND BANK:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Bank

By:	/s/ Delia Rodillas
Name:	Delia Rodillas
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Helen Chan
Name:	Helen Chan
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David C. Drouillard
Name:	David C. Drouillard
Title:	Senior Vice President

BMO HARRIS BANK N.A.,
a national banking association
successor in interest to
BANK OF THE WEST

By:	/s/ Sarah J. Burns
Name:	Sarah J. Burns
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Warren Veech III
Name:	Warren Veech III
Title:	VP Bank Debt Management

MUFG UNION BANK, N.A.

By:	/s/ Kathryn Gilliland
Name:	Kathryn Gilliland
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Mary Harold
Name:	Mary Harold
Title:	Executive Director

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Senior Vice President

KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Michael P. Szuba
Name:	Michael P. Szuba
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Chelsea McCune
Name:	Chelsea McCune
Title:	Director, Corporate Banking
U.S. Real Estate, Gaming & Leisure

THE BANK OF NEW YORK MELLON

By:	/s/ Cody Mainc
Name:	Cody Mainc
Title:	Vice President

ASSOCIATED BANK, NATIONAL
ASSOCIATION

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Senior Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Cristina Johnnie
Name:	Cristina Johnnie
Title:	Vice President

Reaffirmation of Guaranty

    The undersigned Kilroy Realty Corporation (the “Guarantor”) hereby (a) acknowledges the foregoing Amendment No. 2, (b) reaffirms its guaranty of the Guaranteed Obligations (as defined in the Guaranty dated as of October 3, 2022 executed and delivered by the Guarantor) under or in connection with the Credit Agreement, as modified by this Amendment No. 2, in accordance with such Guaranty executed and delivered by the Guarantor, and (c) confirms that such Guaranty shall remain in full force and effect after giving effect to this Amendment No. 2.

[Signature Page Follows]

GUARANTOR:

KILROY REALTY CORPORATION

By:	/s/ Eliott Trencher
Name:	Eliott Trencher
Title:	Executive Vice President, Chief Investment
Officer and Chief Financial Officer

By:	/s/ Taylor Friend
Name:	Taylor Friend
Title:	Senior Vice President, Finance and
Treasurer

Schedule 1A

Term Loan Commitments, Amendment No. 1 Incremental Commitments and
Amendment No. 2 Incremental Commitments

Lender	Initial Term Loan Commitment	Amendment No. 1 Incremental Commitment	Amendment No. 2 Incremental Commitments	Term Loan Commitment
JPMorgan Chase Bank, N.A.	$40,000,000.00	$10,000,000.00	$0.00	$50,000,000.00
Bank of America, N.A.	$40,000,000.00	$10,000,000.00	$0.00	$50,000,000.00
PNC Bank, National Association	$40,000,000.00	$10,000,000.00	$0.00	$50,000,000.00
U.S. Bank National Association	$40,000,000.00	$0.00	$0.00	$40,000,000.00
The Bank of Nova Scotia	$40,000,000.00	$20,000,000.00	$0.00	$60,000,000.00
The Bank of New York Mellon	$32,000,000.00	$0.00	$0.00	$32,000,000.00
BMO Harris Bank N.A., a national banking association (successor in interest to Bank of the West)	$32,000,000.00	$0.00	$20,000,000.00	$52,000,000.00
Barclays Bank PLC	$32,000,000.00	$0.00	$0.00	$32,000,000.00
KeyBank National Association	$32,000,000.00	$10,000,000.00	$0.00	$42,000,000.00
Sumitomo Mitsui Banking Corporation	$32,000,000.00	$0.00	$0.00	$32,000,000.00
Associated Bank, National Association	$15,000,000.00	$0.00	$0.00	$15,000,000.00
MUFG Union Bank, N.A.	$15,000,000.00	$0.00	$0.00	$15,000,000.00
Comerica Bank	$10,000,000.00	$0.00	$0.00	$10,000,000.00
Wells Fargo Bank, N.A.	$0.00	$40,000,000.00	$0.00	$40,000,000.00
TOTAL	$400,000,000.00	$100,000.000.00	$20,000,000.00	$520,000.000.00